UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM ABS-15G

ASSET-BACKED SECURITIZER REPORT
Pursuant to Section 15G of the
Securities Exchange Act of 1934

Check the appropriate box to indicate the filing obligation to which this form is intended to satisfy:

☐	Rule 15Ga-1(c)(1) under the Exchange Act (17 CFR 240.15Ga-1(c)(1)) for the reporting period [________________] to [________________]

☐	Rule 15Ga-1(c)(2)(i) under the Exchange Act (17 CFR 240.15Ga-1(c)(2)(i)) for the quarterly reporting period [________________] to [________________]

☐	Rule 15Ga-1(c)(2)(ii) under the Exchange Act (17 CFR 240.15Ga-1(c)(2)(ii)) for the annual reporting period [________________] to [________________]

☒	Rule 15Ga-2 under the Exchange Act (17 CFR 240.15Ga-2)

Date of Report (Date of earliest event reported):
April 25, 2016
__________________________________
EARNEST OPERATIONS LLC[1] (Exact name of securitizer as specified in its charter)

025-02511 (Commission File Number of securitizer)	0001658153 (Central Index Key Number of securitizer)

Louis Beryl, Chief Executive Officer of Earnest Inc., (888) 601-2801 Name and telephone number, including area code, of the person to contact in connection with this filing
__________________________________

Indicate by check mark whether the securitizer has no activity to report for the initial period pursuant to Rule 15Ga-1(c)(1) ☐

Indicate by check mark whether the securitizer has no activity to report for the quarterly period pursuant to Rule 15Ga-1(c)(2)(i) ☐

Indicate by check mark whether the securitizer has no activity to report for the annual period pursuant to Rule 15Ga-1(c)(2)(ii) ☐

1 Earnest Operations LLC, as securitizer, is filing this Form ABS-15G in respect of issuances of asset-backed securities by the following issuer (under Rule 144A of the Securities Act of 1933, as amended from time to time): Earnest Student Loan Program 2016-B LLC

INFORMATION TO BE INCLUDED IN THE REPORT

PART II: FINDINGS AND CONCLUSIONS OF THIRD-PARTY DUE DILIGENCE REPORTS

Item 2.01  Findings and Conclusions of a Third-Party Due Diligence Report Obtained by the Issuer

Attached as Exhibit 99.1 hereto is the Independent Accountants’ Report on Applying Agreed-Upon Procedures, dated April 20, 2016, obtained by the sponsor, which report sets forth the findings of Deloitte & Touche LLP with respect to certain agreed-upon procedures performed by Deloitte & Touche LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the reporting entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARNEST OPERATIONS LLC

By:  EARNEST INC., its Manager

By:   /s/ Louis Beryl
Name:  Louis Beryl
Title:   Chief Executive Officer

April 25, 2016

EARNEST OPERATIONS LLC
Exhibit Index to Current Report on Form ABS-15G
Dated April 25, 2016

Exhibit
Number

(99.1)	Independent Accountants’ Report on Applying Agreed-Upon Procedures, dated April 20, 2016

Deloitte.	Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

April 20, 2016

Earnest Operations LLC 1455 Market Street, 18th Floor San Francisco, California 94103

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Earnest Operations LLC (the “Company”) and Goldman, Sachs & Co. and Barclays Capital Inc. (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of student loan contracts in connection with the proposed offering of Earnest Student Loan Program 2016-B (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On April 4, 2016, representatives of the Company provided us with a student loan listing with respect to 2,931 student loan contracts (the “Student Loan Listing”).  At the instruction of the Company, we randomly selected 150 student loan contracts (the “Sample Loans”) from the Student Loan Listing.

Further, on April 19, 2016, representatives of the Company provided us with (i) a computer-generated student loan data file and related record layout containing, as represented to us by the Company, data as of the close of business April 11, 2016 with respect to 2,926 student loan contracts (the “Initial Loan File”) that included each of the Sample Loans and (ii) a supplemental data file containing the “funds transfer initiated date” field for each of the 2,926 student loan contracts set forth on the Initial Loan File (the “Supplemental Data File”).   We were instructed by representatives of the Company to append the Initial Loan File with the information set forth on the Supplemental Data File.  The Initial Data File, as adjusted, is hereinafter referred to as the “Statistical Loan File.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the student loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics
1. Loan number (informational purposes only)
2. Loan type
3. Net margin
4. Borrower state
5. Interest rate
6. Funds transfer initiated date
7. Payment frequency (monthly/fortnightly)
8. Last payment date
9. Deferral end date
10. Repayment status
11. Next payment amount

12. Current loan balance
13. Original loan balance
14. First payment date
15. Original maturity date
16. Graduation date
17. Employer name
18. School type
19. School name
20. Borrower income
21. Original FICO score

We compared Characteristics 2. through 4. to the corresponding information set forth on the “Loan Agreement.”

We compared Characteristics 5. through 12. to the corresponding information set forth on screen shots provided to us by representatives of the Company from the Company’s servicing system as of the close of business on April 11, 2016 (the “Servicing System Screen Shots”).

We compared Characteristic 13. to the difference between (i) the “amount financed” and (ii) the “return of proceeds” amount (each as set forth on Servicing System Screen Shots).

With respect to our comparison of Characteristic 14., we were instructed by representatives of the Company, for those Sample Loans with a payment frequency of (i) “monthly” (as set forth on the Servicing System Screen Shots), to recalculate the “first payment date” by adding one month to the “funds transfer initiated date” (as set forth on the Servicing System Screen Shots) or (ii) “fortnightly” (as set forth on the Servicing System Screen Shots), to recalculate the “first payment date” by adding fourteen days to the “funds transfer initiated date” (as set forth on the Servicing System Screen Shots) and, in each case, compare such recalculated date to the “first payment date” set forth on the Statistical Loan File.

With respect to our comparison of Characteristic 15., we were instructed by the Company to recalculate the original maturity date by adding (i) the “loan term in days” to (ii) the “funds transfer initiated date” (each as set forth on the Servicing System Screen Shots) and compare such recalculated date to the “original maturity date” set forth on the Statistical Loan File.

We compared Characteristics 16. through 19. to the corresponding information set forth on the “Borrower Details Form.”

With respect to our comparison of Characteristic 20., using the methodologies provided to us by representatives of the Company and the corresponding information set forth on or derived from the Servicing System Screen Shots, Borrower Details Form, an employment offer, income verification letter, pay stub or other related correspondence (collectively, the “Income Verification Documentation”), we were instructed by the Company to recalculate the borrower income amount and compare such recalculated amount to the “borrower income” amount set forth on the Statistical Loan File.

We compared Characteristic 21. to the corresponding information set forth on the “Original Credit Report.”

In addition to the procedures described above, for each of the Sample Loans, we performed the following procedures:

•	we observed that Loan Agreement did not include a “Co-Signer Addendum;” and

•	at the instruction of the Company, we accessed the “Federal Student Aid Website” (http://ifap.ed.gov/ifap/fedSchoolCodeList.jsp) on April 19, 2016, and obtained a listing identifying schools in the United States participating in the Title IV federal student aid programs (the “Domestic Title IV Federal School Code List”). In addition, we were provided by representatives of the Company an additional listing identifying those schools outside of the United States participating in the Title IV federal student aid programs (together with the Domestic Title IV Federal School Code List, the “Title IV Federal School Code List”). For each Sample Loan, we observed that the school name (as set forth on the Borrower Details Form) appeared on the Title IV Federal School Code List.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 20., for those Sample Loans with a “borrower income” amount (i) less than $80,000 (as determined above), differences of 10.0% or less of the “borrower income” indicated on the Statistical Loan File are noted to be “in agreement” or (ii) greater than or equal to $80,000 (as determine above), differences of 20.0% or less of the “borrower income” indicated on the Statistical Loan File are noted to be “in agreement.”

The student loan documents described above, including any information obtained from the servicing system, and any other related documents used in support of the Characteristics, were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A.  Supplemental information is contained on Appendix B and Appendix C.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loan contracts underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the student loan contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  The information provided to us, including the information set forth in the Statistical Loan File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information.  Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 20, 2016.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	One difference in interest rate.
2	One difference in school type.
3	Three differences in school name.
4	One difference in borrower income
5	Unable to verify the graduation date for one Sample Loan.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 20, 2016.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Loan Documents

1	189688	Interest rate	4.53%	4.54%
2	144403	School type	Bachelors	Other
3	149726	School name	Argosy University	American InterContinental University-Online
3	181237	School name	University of Baltimore	San Jose State University
3	86742	School name	Case Western	Embry-Riddle Aeronautical University
4	59612	Borrower income	$40,300.00	$45,000.00

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 20, 2016.

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we were unable to verify the following:

Exception Description Number	Sample Loan number	Characteristic not verified
5	123245	Graduation date

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.